Exhibit 10.60
*** Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4)
and 240.24b-2
PATENT PURCHASE AGREEMENT
     THIS PATENT PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of the Effective Date (defined below) by and between Applied Micro Circuits Corporation, a Delaware corporation (“Seller”), and QUALCOMM Incorporated, a Delaware corporation (“Purchaser”).
RECITALS:
     WHEREAS, Seller desires to sell, convey, transfer, assign and deliver to Purchaser, and Purchaser desires to purchase and acquire from Seller, all right, title and interest in and to the Purchased Assets (defined below) in accordance with the terms and subject to the conditions set forth below.
     NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, the Parties hereto, intending to be legally bound, hereby agree as follows:
AGREEMENT:
SECTION 1
DEFINITIONS AND INTERPRETATION
1.1 Certain Defined Terms. Unless otherwise expressly defined herein, the following capitalized terms used in this Agreement shall be defined as follows:
     “Affiliate” of a Person means any other Person that, at any time, directly or indirectly, is in Control of, is Controlled by or is under common Control with the first Person, but only as long as such Control exists.
     “Assert” and its derivatives, including “Assertion,” “Asserts” and “Asserted”, means to commence or prosecute any patent infringement litigation (including any past claim of infringement) or procedure for the resolution of any controversy (or to indicate or convey, either expressly, by implication or otherwise, any intention to do so), whether arising or created by any claim, counterclaim or otherwise (as determined in the broadest sense and in whatever form whatsoever), and whether administrative, judicial, arbitral or otherwise, including without limitation, any proceeding before the United States International Trade Commission (“ITC”) or jurisdiction throughout the world.
     “Change in Control” of an Entity means any transaction or series of related transactions in which: (i) any Person becomes the “beneficial owner” (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of securities of such Entity representing more than fifty percent (50%) of the combined voting power of such Entity’s then-outstanding securities; (ii) there is consummated a merger or similar transaction involving such Entity and, immediately after the consummation of such transaction, the stockholders of such Entity immediately prior to the consummation of such transaction do not “beneficially own” (within the meaning of Rule 13d-3 of the Exchange Act) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving Entity (or the parent of such surviving Entity) in such transaction; or (iii) there is consummated a sale of all or substantially all of the assets of such Entity.
Confidential and Proprietary to Purchaser and Seller

     “Component” means an application specific integrated circuit (ASIC), a multi-chip module, electronic device, an integrated circuit, a circuit board, a system in package (SiP), a system on a chip (SoC), firmware on any of the foregoing, and software accompanying or associated with any of the foregoing.
     “Consent” means any approval, consent, ratification, permission, waiver or authorization (including any Governmental Authorization).
     “Contract” means any written, oral, implied-in-fact or other agreement, contract, understanding, arrangement, instrument, note, guaranty, indemnity, representation, warranty, deed, assignment, power of attorney, certificate, purchase order, work order, insurance policy, benefit plan, commitment, covenant, assurance or undertaking of any nature.
     “Control” of a Person means direct or indirect ownership of more than fifty percent (50%) of the outstanding shares or securities representing the right to vote the election of directors or other governing authority of such Person, and the terms “controlling” and “controlled” have meanings correlative to the foregoing.
     “Customer” means any third party that is not [...***...] and to whom Seller distributes any Future Product, pursuant to a Contract that is executed by Seller and the third party in good faith for a legitimate business purpose and not, in any case, for the primary purpose of giving the third party any rights under the Patents.
     “Effective Date” means the date of execution of this Agreement by Seller and Purchaser. If Seller and Purchaser do not execute this Agreement on the same day, the Effective Date will be the date of execution by the last Party to execute this Agreement.
     “Encumbrance” means any lien, pledge, hypothecation, security interest, encumbrance, equitable interest, claim, license, covenant, Order, option, exception, reservation, limitation, impairment, condition or restriction of any nature (including any restriction on the transfer of any asset, any restriction on the receipt of any income derived from any assets, any restriction on the use of any asset and any restriction on the possession, exercise or transfer of any other attribute of ownership of any asset).
     “Entity” means any corporation (including any non-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, cooperative, foundation, society, political party, union, company (including any limited liability company or joint stock company), firm or other enterprise, association, organization or entity.
     “Existing Product” means a Component of Seller or its Affiliates that has been released to Seller’s or Seller’s Affiliates’ mask-making facilities prior to the Effective Date and those derivatives of such Component which incorporate only minor enhancements made thereto, the manufacture, use, or sale of which would (without a valid license or other grant of rights from Purchaser or the proper exercise of the Retained Rights by Seller) infringe any Patent. Upon request by Purchaser, Seller shall confirm promptly in writing to Purchaser as to whether a Component is an Existing Product of Seller or any of its Affiliates for the purpose of this Agreement.
     “Governmental Authorization” means any: (a) permit, license, certificate, franchise, concession, approval, consent, ratification, permission, clearance, confirmation, endorsement, waiver, certification, designation, rating, registration, qualification or authorization issued, granted, given or otherwise made

*	Confidential Treatment Requested
Confidential and Proprietary to Purchaser and Seller

available by or under the authority of any Governmental Body or pursuant to any Legal Requirement; or (b) right under any Contract with any Governmental Body.
     “Governmental Body” means any: (a) nation, principality, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign or other government; (c) governmental or quasi-governmental authority of any nature (including any governmental division, subdivision, department, agency, bureau, branch, office, commission, council, board, instrumentality, officer, official, representative, organization, unit, body or Entity and any court or other tribunal); (d) multi-national organization or body; or (e) entity or body exercising, or entitled to exercise, any executive, legislative, judicial, administrative, regulatory, police, military or taxing authority or power of any nature. The term “Governmental Body” shall not, however, include any Standards Organization.
     “Future Product” means:
          (i) any Component that meets all of the following requirements: (x) it is developed by or for Seller or its Affiliates based on a design (A) owned by and created by or for Seller or its Affiliates or (B) jointly owned and created by Seller or its Affiliates with a third party (other than [...***...]) (y) it does not incorporate or contain, in whole or in part, any Component which is primarily or entirely developed by or for, designed by or for, or otherwise obtained from [...***...] and which would (without a valid license or other grant of rights from Purchaser or the proper exercise of the Retained Rights by Seller) directly or indirectly infringe any of the Patents; and (z) it does not, to Seller’s and each of Seller’s Affiliates’ knowledge, incorporate or contain, in whole or in part, any Supplier Items; or
          (ii) any finished and complete application specific integrated circuit or circuit board that meets all of the following requirements: (w) it is developed by one or more third parties (other than [...***...]) based exclusively on a design of such one or more third parties (other than [...***...]), (x) it is marketed, resold and distributed on a stand-alone basis by Seller or its Affiliates to a Customer under a brand of Seller or its Affiliates; (y) it does not incorporate or contain, in whole or in part, any Supplier Items; and (z) it complements product portfolio of Seller or its Affiliates and the decision of Seller or its Affiliates to market, resell, and distribute such application specific integrated circuit or circuit board is based on a legitimate business purpose, and not to assist any third party in engaging in any patent laundering activities as described in Section 6 of Schedule 2.5.
If, at any time, Seller’s or any of Seller’s Affiliates becomes aware that a Component described in Subsection (i) of the definition of “Future Product” either incorporates or contains any Supplier Items, then such specific Component shall not be deemed to be a “Future Product,” solely for the purpose of Subsection (i)(z) of the definition of “Future Product” with respect to such specific Supplier Items, until after the expiration of a twenty (20)-month period after Seller or any of Seller’s Affiliates first becomes aware of any such fact. Upon request by Purchaser, Seller shall provide promptly to Purchaser a description of all Supplier Items included in any Future Product which Seller or any of its Affiliates becomes aware of, together with all relevant information as to which individuals became aware of, and when they became aware of, each of such Supplier Items.
Notwithstanding the foregoing, the term “Future Product” shall exclude any Existing Product.
     “Instrument of Assignment” means a document in the form attached hereto as Schedule 1.1(A).

* Confidential Treatment Requested
Confidential and Proprietary to Purchaser and Seller

     “Legal Requirement” means any federal, state, local, municipal, foreign or other law, statute, legislation, constitution, principle of common law, resolution, ordinance, code, edict, decree, proclamation, treaty, convention, rule, regulation, ruling, directive, pronouncement, requirement, specification, determination, decision, opinion or interpretation issued, enacted, adopted, passed, approved, promulgated, made, implemented or otherwise put into effect by or under the authority of any Governmental Body.
     “Order” means any: (a) order, judgment, injunction, edict, decree, ruling, pronouncement, determination, decision, opinion, verdict, sentence, subpoena, writ or award issued, made, entered, rendered or otherwise put into effect by or under the authority of any court, administrative agency or other Governmental Body or any arbitrator or arbitration panel; or (b) Contract with any Governmental Body entered into in connection with any Proceeding.
     “Party” individually means Seller or Purchaser, and the term “Parties” collectively means Seller and Purchaser.
     “Pass-Through Rights” means those implied license and patent exhaustion rights that a purchaser of a product has (with respect to such product) as a matter of law under patents as a result of the sale or license of such product to such purchaser. Any reference in this Agreement to a “license” shall not include Pass-Through Rights, except as provided in Schedule 2.5.
     “Patent” or “Patents” shall have the meaning specified in Section 2.1 of the main body of this Agreement.
     “Person” means any individual, Entity or Governmental Body.
     “Proceeding” means any action, suit, litigation, arbitration, proceeding (including any civil, criminal, administrative, investigative or appellate proceeding), prosecution, contest, hearing, inquiry, inquest, audit, examination or investigation commenced, brought, conducted or heard by or before, or otherwise involving, any Governmental Body or any arbitrator or arbitration panel.
     “Prosecution File” means the names, addresses, email addresses, and phone numbers of prosecution counsel and agents, and all files, documents and tangible things, as those terms have been interpreted pursuant to rules and laws governing the production of documents and things, constituting, comprising or relating to the investigation, evaluation, preparation, prosecution, maintenance, defense, filing, issuance, registration, Assertion or enforcement of certain patents, excluding any attorney-client privileged materials or documents and attorney work product that Seller is prohibited from delivering to Purchaser under Section 2.4.
     “Purchase Price” shall have the meaning set out in Section 2.2 of the main body of this Agreement.
     “Purchased Assets” shall have the meaning specified in Section 2.1 of the main body of this Agreement.
     “Purchaser” means QUALCOMM Incorporated, a Delaware corporation.
Confidential and Proprietary to Purchaser and Seller

     “Representatives” means, with respect to any Entity, such Entity’s officers, directors or members of its board of managers, employees, contractors, and attorneys who prosecuted the Patents.
     [...***...]
     “Retained Rights” shall have the meaning set out in Section 2.5 of the main body of this Agreement.
     “Seller” means Applied Micro Circuits Corporation, a Delaware corporation.
     “Seller’s Existing Licenses” means the Contracts of Seller, its Affiliates and any predecessor entities under which any license rights to the Patents have been granted, or non-assertion obligations with respect to the Patents have been assumed, as such Contracts exist on the Effective Date. For purposes of this Agreement, any modifications, amendments or changes made after the Effective Date to the provisions of such Contracts will not be considered part of Seller’s Existing Licenses.
     “Standards Organization” means any and all associations, industry groups or other organizations established for the purpose of developing, coordinating, promulgating, revising, amending, reissuing, interpreting, or otherwise maintaining standards, protocols or specifications.
     “Subsidiary” means an Entity that is, at any time, directly or indirectly Controlled by another Entity, but only as long as such Control exists.
     “Supplier Items” means any materials (including software, algorithm, code or other technology) developed by or for, designed by or for, licensed by or otherwise obtained from [...***...] and which would (without a valid license or other grant of rights from Purchaser or the proper exercise of the Retained Rights by Seller) directly or indirectly infringe any of the Patents.
     “Tax” means any tax (including any income tax, franchise tax, capital gains tax, estimated tax, gross receipts tax, value-added tax, surtax, excise tax, ad valorem tax, transfer tax, stamp tax, sales tax, use tax, property tax, business tax, occupation tax, inventory tax., occupancy tax, withholding tax or payroll tax), levy, assessment, tariff, impost, imposition, toll, duty (including any customs duty), deficiency or fee, and any related charge or amount (including any fine, penalty or interest), that is, has been or may in the future be (a) imposed, assessed or collected by or under the authority of any Governmental Body, or (b) payable pursuant to any tax-sharing agreement or similar Contract.
     “Transactional Agreements” mean this Agreement and all other agreements that are referred to in this Agreement or that are executed and delivered by a Party to the other Party in connection with or pursuant to this Agreement.
     “Transactions” mean, collectively, all of the transactions contemplated by this Agreement and the other Transactional Agreements, including: (a) the sale, assignment, conveyance, transfer and delivery of the Patents by Seller to Purchaser in accordance with this Agreement; and (b) the performance

*	Confidential Treatment Requested
Confidential and Proprietary to Purchaser and Seller

by Seller and Purchaser of their respective obligations under the Transactional Agreements, and the exercise by Seller and Purchaser of their respective rights under the Transactional Agreements.
1.2 Interpretation
     For the purpose of interpretation of this Agreement (including the exhibits and schedules that are part of this Agreement), (a) the words “include,” “includes” and “including” mean “including without limitation” and the words “herein,” “hereof,” “hereby,” “hereto” and “hereunder” refer to this Agreement as a whole, and (b) a Person shall be deemed to have “knowledge” of a particular fact or other matter if any Representative of such Person is (i) actually aware of such fact or other matter, or (ii) should have been aware of such fact after conducting reasonable investigation concerning the truth or existence of such fact or other matter. As used herein, “Seller’s knowledge” shall mean the knowledge of the employees of the Legal Department of Seller on the Effective Date.
     Unless the context otherwise requires, references herein to sections, exhibits and schedules mean the sections of, and the exhibits and schedules attached to, this Agreement. Titles to Sections are inserted for convenience of reference only and shall not be deemed a part of or to affect the meaning or interpretation of this Agreement. The schedules and exhibits referred to herein shall be construed with and as an integral part of this Agreement to the same extent as if they were set forth verbatim herein. Unless the context otherwise requires, references herein (y) to an agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof and by this Agreement, and (z) to a statute means such statute as amended from time to time and includes any successor legislation thereto and any regulations promulgated thereunder.
     Each of the Parties to this Agreement represents and agrees that it has had the benefit of counsel in connection with its review and negotiation of this Agreement. The Parties confirm that this Agreement shall not be construed on the basis of any presumption or rule requiring construction or interpretation against the Party drafting an agreement or instrument or causing any agreement or instrument to be drafted.
SECTION 2
SALE OF PATENTS
2.1 Sale of Patents to Purchaser. Seller hereby sells, assigns, transfers, conveys and delivers to the Purchaser, all right, title and interests in and to all of the following properties, rights, interests and tangible and intangible assets:
     (a) The patents and patent applications identified on Schedule 2.1(A) and Schedule 2.1(B), respectively, and all reissues, reexaminations, extensions, divisions, continuations, continuations-in-part and counterparts (whether foreign or domestic) of such patents and patent applications (collectively, the “Patents”);
     (b) All past, present and future causes of action (whether known or unknown or whether currently pending, filed, or otherwise) and other enforcement rights, including any past, current, and future claims of infringement, relating to the Patents; and
Confidential and Proprietary to Purchaser and Seller

     (c) All Prosecution Files, related to any one or more of the items described in clauses (a) and (b) above. For the purpose of the interpretation and construction of this Agreement, the items in Subsections 2.1(a), 2.1(b) and 2.1(c) shall be collectively referred to as the “Purchased Assets.”
2.2 Purchase Price. As consideration for the sale, assignment, transfer, conveyance and delivery to Purchaser of all right, title and interest in and to the Purchased Assets, Purchaser shall pay to Seller (subject to Section 6) a total sum of Thirty Three Million U.S. Dollars (U.S. $33,000,000) (the “Purchase Price”). Subject to Section 6 below, the Purchase Price will be payable by Purchaser to Seller as follows:
     (a) a total amount of [...***...] U.S. Dollars (U.S. $[...***...]) to be paid on the Effective Date; and
     (b) a payment in the amount of [...***...] U.S. Dollars (U.S. $[...***...]), payable [...***...]:
(i)     [...***...];
(ii)    [...***...];
(iii)   [...***...];
(iv)   [...***...];
(v)    [...***...];
(vi)   [...***...];
(vii)  [...***...];
(viii) [...***...];
(ix)   [...***...]; and
(x)    [...***...].
Purchaser will pay to Seller, when due in accordance with the foregoing provision, each installment of the Purchase Price set forth above by wire transfer to the account specified below:
Bank: [...***...]
ABN routing number: [...***...]
Swift code: [...***...]
Account number: [...***...]
Account name: [...***...]
2.3 No Assumed Liabilities. Seller acknowledges and agrees that Purchaser is not assuming, and is not required to perform or discharge, any obligations or liabilities of Seller of any kind or nature (whether or not related to the Patents), including any obligations or liabilities of Seller under any Contracts, unless expressly stated in this Agreement.
2.4 Documents. Contemporaneously with the execution and delivery of this Agreement, Seller shall: (a) cause to be executed and delivered to Purchaser an Instrument of Assignment and such other documents as may be necessary or appropriate (in the reasonable judgment of Purchaser) to assign, convey, transfer and deliver to Purchaser all right, title and interests in and to the Purchased Assets; and (b) cause to be delivered to Purchaser all Prosecution Files relating to the Patents that are within the possession of Seller.

*	Confidential Treatment Requested
Confidential and Proprietary to Purchaser and Seller

Notwithstanding the foregoing paragraph, Seller shall not be obligated to deliver to Purchaser any items of Prosecution Files that may be in Seller’s legal counsel’s reasonable opinion deemed to be covered under the doctrines of the attorney-client privilege, the attorney’s work-product protection and all similar applicable privileges (collectively, the “Privileged Items”) except for those Privileged Items relating to pending patent applications that are part of the Patents (collectively, the “Privileged Prosecution Items”).
As to the delivery by Seller of the Privileged Prosecution Items to Purchaser, such delivery will occur immediately after the Parties have entered into a common interest agreement to protect the privileged nature of such Privileged Prosecution Items. Upon request by Purchaser, Purchaser and Seller shall negotiate in good faith and promptly enter into such common interest agreement. Neither Party shall unreasonably withhold its agreement to terms that are either necessary or appropriate for use in such common interest agreement to continue to maintain privilege with respect to such Privileged Prosecution Files.
In addition, Seller shall not be obligated to deliver any Prosecution Files that are in the public domain and available through the U.S. or any foreign patent office.
Upon request by Purchaser, Seller will conduct reasonable searches to identify and deliver, if available, to Purchaser any and all Prosecution Files that may be necessary or appropriate for proper Assertion of the Patents. Seller may retain copies of the documents in the Prosecution Files for archival and evidentiary purposes. All such copies (except for copies of documents in the Prosecution Files that are publicly available) and the information contained therein will be considered “Confidential Information” of Purchaser. Seller shall not disclose any such Confidential Information to any Person other than its Representatives or attorneys, except as necessary to comply with a valid court order or subpoena (provided that Seller has notified Purchaser of such court order or subpoena and cooperated with Purchaser if Purchaser seeks confidential treatment or to oppose or limit the scope thereof). Seller shall restrict access to Confidential Information to those of its Representatives or attorneys who have a need to know, and shall otherwise protect the Confidential Information from unauthorized disclosure or use in the same manner that it protects its own confidential information of a similar nature.
Seller shall not, without first obtaining the prior written consent of Purchaser (which consent may be withheld by Purchaser at its sole discretion), seek or otherwise attempt to waive any privilege that Seller could assert exists in the Privileged Items. This provision shall, however, not restrict Seller from disclosing certain Privileged Items to the extent that a disclosure thereof is compelled or otherwise required by a valid order of a court of competent jurisdiction or other governmental body, but only to the extent of and for the sole purpose of meeting a disclosure required under such order, and provided, however, that Seller first notifies Purchaser in writing of any such request for disclosure and Seller uses all commercially reasonable efforts to prevent and otherwise limit any such required disclosure, including seeking and obtaining an appropriate protective order (or an equivalent mechanism for protecting each of such Privileged Items at issue) to prevent and otherwise limit such disclosure.
2.5 Retained Rights. Upon and after the sale, transfer, assignment, conveyance and delivery by Seller of the Purchased Assets to Purchaser pursuant to this Agreement, Seller shall retain, in accordance with the terms and subject to the conditions in Schedule 2.5, a worldwide, non-exclusive rights under the Patents expressly set forth in Section 2.1 of Schedule 2.5 attached hereto (the “Retained Rights”). Seller acknowledges and agrees that, on and after such sale, transfer, assignment, conveyance and delivery, Seller shall not have (a) any right to Assert any claims of infringement (including any past claims of infringement) of any of the Patents or (b) any right or interest under any of the Patents to exclude any
Confidential and Proprietary to Purchaser and Seller

Person (including Purchaser or any of its Affiliates) from making, having made, using, selling, offering to sell, importing or otherwise disposing of any products or services, or from practicing or having practiced any of the inventions claimed in any of the Patents.
2.6 Patent Rights to Seller’s Customers to Remain in Force. Purchaser acknowledges that certain non-exclusive rights under the Patents have been licensed by Seller pursuant to Seller’s Existing Licenses. Notwithstanding the closing of the Transactions, the nonexclusive licenses granted pursuant to Seller’s Existing Licenses disclosed to Purchaser shall remain in force and effect after the Effective Date in accordance with their terms which exist on the Effective Date.
SECTION 3
REPRESENTATIONS AND WARRANTIES OF THE SELLER
Seller represents and warrants to and for the benefit of Purchaser, at the Effective Date, as follows:
3.1 Due Organization. Seller is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware. Seller has the requisite corporate power and authority to own its properties and carry on its business and is duly qualified to do business and is in good standing in each jurisdiction in which the failure to be so qualified and in good standing would reasonably be expected to materially and adversely affect Seller’s ability to perform this Agreement.
3.2 Title and Ownership Rights to Purchased Assets. Seller owns all right, title and interests in and to each of the Purchased Assets. All of the Purchased Assets are owned by Seller free and clear of any Encumbrances, other than those (i) Seller’s Existing Licenses disclosed to Purchaser, (ii) commitments made by Seller to any Standards Organizations set forth in Schedule 3.9 for the Patents, (iii) Pass-Through Rights resulting from those sales of units of products made by Seller prior to the Effective Date; and (iv) rights under the Patents provided by Seller prior to the Effective Date to contractors and suppliers (that are not [...***...]) solely to (A) perform service, (B) have made Existing Products, and (C)  provide products that existed prior to the Effective Date, all for Seller or its Affiliates (subsections (i) through (iv), collectively referred to “Prior Commitments”). Without limiting the generality of the foregoing: (a) except as provided on Schedule 3.2, no Person has any joint ownership interest (along with Seller) in or to any of the Patents; (b) no current or former officer, manager, director, stockholder, member, employee, consultant, or independent contractor of Seller has any right, title, or interest in or to any of the Purchased Assets; (c) no Person has challenged (or to Seller’s knowledge, threatened to challenge) Seller’s exclusive ownership of all right, title and interests in and to any of the Purchased Assets or has claimed (or to Seller’s knowledge, threatened to claim) to have any ownership right, title or interests in or to any of the Purchased Assets, and to Seller’s knowledge, no Person has any valid basis for any such challenge or claim.
3.3 Compliance with Legal Requirements. All of the Patents have been duly filed or registered (as applicable) with the applicable Governmental Body, and properly maintained, including the timely submission of all necessary filings and fees in accordance with the legal and administrative requirements of each appropriate Governmental Body. None of the Patents has lapsed, expired, or been abandoned. Seller has not received, at any time, any notice or other communication (in writing or otherwise) from any Governmental Body or any other Person regarding any actual, alleged, possible, or potential violation of, or failure to comply with, any Legal Requirement that is applicable to Seller’s ownership right, title or interest or the use or other exploitation of any of the Patents.
3.4 Proceedings; Orders. There is not pending, and there has not been, any Proceeding against Seller,

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and to Seller’s knowledge, no Person has threatened to commence any Proceeding that: (a) could have a material adverse effect on any of the Purchased Assets, Seller’s exclusive ownership of any of the Purchased Assets, or the validity or enforceability of any Contract under which Seller obtained or holds any right, title, or interest in or to any of the Purchased Assets; or (b) challenges, or that may have the effect of preventing, delaying, making illegal, or otherwise interfering with, any of the Transactions. To Seller’s knowledge, no event has occurred and no claim, dispute, or other condition or circumstance exists, that might directly or indirectly give rise to or serve as a basis for the commencement of any such Proceeding. Seller is not subject to any Order relating to any of the Purchased Assets (including any Order that restricts, or could restrict, in any manner the use, transfer or licensing of the Patents or that affects, or could affect, the validity or enforceability of any of the Patents).
3.5 Authority; Binding Nature of Agreements. Seller has the absolute and unrestricted right, corporate power, and authority to enter into and to perform its obligations under each of the Transactional Agreements, and the execution, delivery and performance by Seller of the Transactional Agreements have been duly authorized by all necessary corporate action of the Seller. All corporate proceedings or action on the part of the Seller or any holders of the Seller’s capital stock, or other security holders, that are necessary to authorize the Transactional Agreements or to consummate the Transactions contemplated by the Transactional Agreements have been obtained. Each of the Transactional Agreements constitutes the legal, valid, and binding obligation of Seller, and is enforceable against Seller in accordance with its terms.
3.6 Non-Contravention; Consents. Neither the execution nor the delivery of any of the Transactional Agreements, nor the consummation or performance of any of the Transactions, does or will directly or indirectly (with or without notice or lapse of time):
     (a) contravene in, conflict with or result in a violation of, Seller’s organizational documents;
     (b) contravene in, conflict with or result in a violation of, or give any Governmental Body or other Person the right to challenge any of the Transactions or to exercise any remedy or obtain any relief under, any Legal Requirement or any Order to which Seller, or any of the Patents, is subject;
     (c) contravene in, conflict with or result in a violation or breach of, or result in a default under, any provision of any Contract to which Seller is a party or by which Seller or any of the Patents is bound; or
     (d) result in the imposition or creation of any Encumbrance upon or with respect to any of the Patents.
Seller is not and will not be required to make any filing with or give any notice to, or to obtain any Consent from, any Person in connection with the execution and delivery of any of the Transactional Agreements or the consummation or performance of any of the Transactions, except any filing with the U.S. Securities and Exchange Commission.
3.7 [Reserved]
3.8 Existing Contracts. Each of Seller, its Affiliates and all predecessor entities thereto has not granted any Person (other than the limited sublicense rights to any Affiliates of any licensees provided under all Prior Commitments) any right to license or to sublicense any rights, or to provide any non-assertion obligations, under any of the Patents. No rights under the Purchased Assets have been
Confidential and Proprietary to Purchaser and Seller

provided or non-assertion obligation assumed by Seller with respect to [...***...] for any Future Products. No Person (other than the Seller) has been granted any exclusive rights in any of the Patents. Any rights under the Patents provided by Seller or any of its Affiliates prior to the Effective Date to contractors and suppliers (that are not [...***...]) described in Section 3.2 of this Agreement is limited solely to (A) perform service, (B) have made Existing Products, and (C) provide products that existed prior to the Effective Date and no other rights to the Patents have been provided to such contractor or supplier (“Contractor Contracts”). Except as expressly set forth in Seller’s Existing Licenses or Contractor Contracts, no Person has the right to assign, in whole or in part, any license or covenant not to assert which has been granted by Seller, its Affiliates or any predecessor entities under any of the Patents. Other than Pass-Through Rights and Contractor Contracts, Seller has disclosed existence of all of Seller’s Existing Licenses and has delivered to Purchaser or to Purchaser’s Representatives complete and accurate copies of all non-confidential provisions relating to all license grants, sublicense provisions and non-assertion obligations (with respect to each of the Patents), and all provisions relating to the assignment or transferability of any of Seller’s Existing Licenses (including change in control provisions), in each of Seller’s Existing Licenses.
3.9 Obligations to Standards Organizations. Seller and each of its Affiliates (after becoming an Affiliate of Seller) has not made and is not obligated to make any disclosures of any claims in, or any commitment to license or provide any rights under, any of the Patents with respect to its or any of its Affiliates’ participation (after becoming an Affiliate of Seller) in any Standards Organizations listed on Schedule 3.9 and under the policies of such Standards Organizations and/or any membership agreements associated therewith. To Seller’s knowledge, Seller and each of its Affiliates (after becoming an Affiliate of Seller) has not made and is not obligated to make any disclosures of any claims in, or any commitment to license or provide any rights under, any of the Patents with respect to its or any of its Affiliates’ participation (after becoming an Affiliate of Seller) in any other Standards Organizations under the policies of such Standards Organizations and/or any membership agreements associated therewith.
3.10 No Government Funding. To Seller’s knowledge, no funding, facilities, or personnel of any Governmental Body were used, directly or indirectly, to develop or create, in whole or in part, any of the inventions or technology claimed or described in any of the Patents.
3.11 Validity and Enforceability. To Seller’s knowledge, all of the issued Patents disclose patentable subject matter, have been prosecuted in good faith, and are subsisting and in good standing. To Seller’s knowledge, all of the issued Patents are valid and enforceable. Seller has no knowledge of any fact that could lead to a finding of invalidity or unenforceability of any of the issued Patents. Without limiting the generality of the foregoing, to Seller’s knowledge, neither Seller nor any of its Representatives has engaged in any inequitable conduct, fraud, or patent misuse with respect to any of the issued Patents or other conduct that could render any of the issued Patents invalid or unenforceable.
3.12 [Reserved]
3.13 [Reserved]
3.14 Full Disclosure. None of the Transactional Agreements contains any untrue statement of material fact, or to Seller’s knowledge, omits or fails to state any material fact the absence of which would make any of the representations, warranties or other statements or information contained therein misleading.

*	Confidential Treatment Requested
Confidential and Proprietary to Purchaser and Seller

3.15 Disclaimer. EXCEPT AS EXPRESSLY STATED ABOVE IN SECTION 3, SELLER MAKES NO REPRESENTATIONS OR WARRANTIES REGARDING THE PATENTS OR PURCHASED ASSETS AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES, INCLUDING WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND NON-INFRINGEMENT OF THIRD PARTY RIGHTS. EXCEPT AS EXPRESSLY SET FORTH IN SECTION 3, SELLER GIVES PURCHASER NO ASSURANCE (A) REGARDING THE PATENTABILITY OF ANY CLAIMED INVENTION IN, OR THE VALIDITY OR ENFORCEABILITY, OF ANY PATENT OR (B) THAT MANUFACTURE, USE, SALE, OFFERING FOR SALE, IMPORTATION, EXPORTATION OR OTHER DISTRIBUTION OF ANY PRODUCT OR METHOD DISCLOSED AND CLAIMED IN ANY PATENT WILL NOT CONSTITUTE AN INFRINGEMENT OF THE INTELLECTUAL PROPERTY RIGHTS OF OTHER PERSONS.
SECTION 4
REPRESENTATIONS AND WARRANTIES OF THE PURCHASER
Purchaser represents and warrants to and for the benefit of Seller, at the Effective Date, as follows:
4.1 Due Organization. Purchaser is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware. Purchaser has the requisite corporate power to own its properties and carry on its business and is duly qualified to do business and is in good standing in each jurisdiction in which the failure to be so qualified and in good standing would reasonably be expected to materially and adversely affect Purchaser’s ability to perform this Agreement.
4.2 Authority; Binding Nature of Agreements. Purchaser has the absolute and unrestricted right, power, and authority to enter into and to perform its obligations under each of the Transactional Agreements, and the execution, delivery, and performance by Purchaser of the Transactional Agreements have been duly authorized by all necessary corporate action on the part of Purchaser and no corporate proceedings or action on the part of Purchaser or any holder of Purchaser’s capital stock, or other security holders, are necessary to authorize the Transactional Agreements. Each of the Transactional Agreements constitutes the legal, valid, and binding obligation of Purchaser, and is enforceable against Purchaser in accordance with its terms.
4.3 Non-Contravention; Consents. Neither the execution nor the delivery of any of the Transactional Agreements, nor the consummation or performance of any of the Transactions, does or will directly or indirectly (with or without notice or lapse of time):
     (a) contravene in, conflict with or result in a violation of, Purchaser’s organizational documents; or
     (b) contravene, conflict with or result in a violation of, or give any Governmental Body or other Person the right to challenge any of the Transactions or to exercise any remedy or obtain any relief under, any Legal Requirement or any Order to which Purchaser is subject.
4.4 Disclaimer. EXCEPT AS EXPRESSLY STATED ABOVE IN SECTION 4, PURCHASER MAKES NO REPRESENTATIONS OR WARRANTIES IMPLIED OR OTHERWISE.
Confidential and Proprietary to Purchaser and Seller

SECTION 5
CERTAIN COVENANTS
5.1 Further Cooperation. From and after the Effective Date, Seller shall reasonably cooperate with Purchaser and Purchaser’s Affiliates and Representatives, and shall (a) execute and deliver such documents and (b) take all other actions that are necessary as Purchaser may reasonably request, in each case for the purpose of evidencing the Transactions and putting Purchaser in possession and control of all of the Purchased Assets, provided that Purchaser shall reimburse Seller for its reasonable out of pocket fees, costs, and expenses incurred in connection with undertaking the actions described in subsection (b) of this Section 5.1. The Parties acknowledge their mutual intent and desire that Purchaser have the sole right to Assert claims of infringement based on the Patents in any enforcement proceeding without Seller being a party to any Proceeding in which such claims are Asserted. If any other party to such a Proceeding files a motion asserting that Seller or any its Affiliates is a necessary or indispensable party to the Proceeding with respect to such infringement claims, Purchaser and Seller shall cooperate, and Seller shall cause each of its Affiliates to cooperate, in opposing such motion. If a judge, panel of judges, or other Governmental Body nevertheless concludes or rules that (as a result of the Retained Rights or otherwise) Seller is a “necessary party” or an “indispensable party” or is otherwise required under the laws of the relevant jurisdiction to be joined in any such Proceeding and Purchaser seeks to join Seller as a party to such Proceeding, Seller shall cooperate, and Seller shall cause each of its Affiliates to cooperate, with Purchaser to take all lawfully permitted acts to assert, enforce, defend and/or sue for past, present and future infringement on the Patents solely for the benefit of Purchaser, and also to recover, collect and retain solely for the benefit of Purchaser all past, present and future damages with respect thereto, all with the same legal force and effect as if asserted, enforced, defended and/or sued upon by Seller and its Affiliates. Purchaser will have sole control of the prosecution of any claims of infringement of the Patents (and any related claims or causes of action) it has Asserted in such a Proceeding and the sole right to recover, collect, and retain all damages attributable to such claims that are awarded to Purchaser or Seller. Subject to the preceding sentence, Seller may participate in any such Proceeding (to which it has been joined as a party) with its own counsel and at its own expense. Except with respect to fees associated with the retention of separate counsel for Seller, if any, Purchaser shall be responsible for any and all costs, fees and expenses relating to such Proceeding.
5.2 Taxes. Seller shall deliver electronically to Purchaser, at one or more Purchaser-designated email, ftp or other electronic addresses, all of the prosecution files and other documents and materials which are required to be transferred or otherwise provided by Seller to Purchaser as part of or in connection with the sale of the Patents. Notwithstanding the foregoing, originals of signed assignment or other documents that (i) transfer, assign or convey the Patents to Purchaser and/or (ii) show the assignment of any inventions or patent applications from the inventor to Seller or its Affiliates, will not be delivered electronically by Seller to Purchaser under this Agreement, but instead delivered by Seller to Purchaser in hard copy form. Seller shall pay and bear the expense of all local, state and/or U.S. or non-U.S. government license, sales and use, property and ad valorem taxes which may be imposed or assessed with respect to payments required to be made by Purchaser to Seller under this Agreement. Seller represents that it has allocated a value of [...***...] to the value of the tangible materials included in the Patents which are to be assigned, sold, transferred and conveyed to Purchaser under this Agreement. Nothing in this Agreement shall impose any liability upon either Party to indemnify the other Party or otherwise to pay any Tax assessed by reference to such other Party’s income, including any capital gains tax chargeable to Seller as a result of disposing of the Patents, or otherwise.

*	Confidential Treatment Requested
Confidential and Proprietary to Purchaser and Seller

5.3 Publicity and Confidentiality. The Parties agree that, on and at all times after the Effective Date:
     (a) No press release or other publicity concerning any of the Transactions shall be issued or otherwise disseminated by or on behalf of a Party without the other Party’s prior written consent, except for (a) a press release as mutually agreed to by the Parties; and (b) a Current Report on Form 8-K of Seller, in the form attached to this Agreement as Schedule 5.3 (the “Form 8-K”), which Seller shall be entitled to file with the U.S. Securities and Exchange Commission (the “SEC”) following the execution of this Agreement.
     (b) The Parties shall keep the terms of this Agreement strictly confidential and shall not divulge these terms to any third party except:
          (i) with the prior written consent of the other Party;
          (ii) if such terms are otherwise disclosed within an approved press release or Form 8-K in accordance with Section 5.3(a) hereof, then a Party may disclose such terms contained in such approved press release or Form 8-K;
          (iii) to any Governmental Body or any stock exchange on which a Party lists securities (an “Exchange”) that has jurisdiction over a Party, solely to the extent required by law, legal process or the rules, regulations or orders of such Governmental Body or Exchange, including a validly issued Order, as long as the disclosing Party informs the other Party in writing at least the lesser of (X) ten (10) business days in advance of the required disclosure, (Y) three (3) business days in advance of the required disclosure if the disclosure will be made by the disclosing Party pursuant to a filing with the SEC, or (Z) in the case of disclosure to an Exchange or a Governmental Body other than the SEC, the period required, in writing, by such Exchange or Governmental Body, in each case provided that the disclosing Party cooperates with the other Party in seeking a protective order or otherwise contesting, or seeking to limit the scope of, the disclosure;
          (iv) to their legal counsel, independent certified public accountants, and other professional advisors having a duty and which are bound by such duty to maintain the confidentiality thereof; or
          (v) in confidence to a third party that is or would be a party to, and solely in connection with, any actual or potential merger, acquisition, reorganization, divestiture, spin-off, or sale of all or substantially all of the assets of the disclosing Party or an Affiliate or business unit of the disclosing Party, and which third party has agreed in writing to maintain the confidentiality thereof.
     (c) Nothing in this Agreement shall obligate Purchaser to maintain in confidence any information contained or to be contained in the Instrument of Assignment or any other document that is necessary in order to secure or perfect the Purchaser’s rights in any of the Purchased Assets. Nothing in this Agreement shall also prevent Purchaser from filing such Instrument of Assignment or any other document with any applicable Government Authority once the first installment payment of the Purchase Price is paid by Purchaser to Seller.
     (d) Except as permitted under Subsection 5.3(a) or Subsection 5.3(b), Seller shall keep strictly confidential, and not use or disclose to any other Person, any non-public document or other non-public information that relates directly or indirectly to any of the Purchased Assets, provided, however, that
Confidential and Proprietary to Purchaser and Seller

Seller may (upon prior written notice to Purchaser) disclose the existence of this Agreement and transfer of the ownership of the Patents to the Purchaser.
     (e) In connection with any future required filing by Seller of this Agreement with the SEC, the Parties will work together in good faith to redact or omit provisions of the Agreement which the Parties reasonably believe will qualify for confidential treatment (i) beginning at least ten (10) business days prior to Seller’s contemplated filing deadline with the SEC, provided that Seller is aware of such required filing at least ten (10) business days in advance of such deadline, and (ii) if not, then beginning at least three (3) business days prior to Seller’s contemplated filing deadline with the SEC. Seller shall take all necessary and appropriate actions to seek confidential treatment with the SEC for all such redacted and omitted provisions which the Parties agreed to redact or omit. Except as permitted in accordance with Subsection 5.3(b) above, Seller shall not be permitted to disclose any of the redacted or omitted provisions of the Agreement. Seller may disclose to third parties the provisions of the Agreement that have not been redacted or omitted that the Parties agreed to redact or omit in such redacted and omitted version of the Agreement filed with the SEC, provided that, as part of such disclosure, Seller does not disclose any of the redacted or omitted provisions in the redacted and omitted version of the Agreement filed by Seller with the SEC.
5.4 Maintenance of Patents. Once the entire Purchase Price has been paid in full, Purchaser shall not be required to maintain any Patent. Prior to the payment of the entire Purchase Price, Purchaser will not abandon any issued patent or pending application included in the Patents without the prior written consent of Seller, which consent shall not be unreasonably withheld, delayed, or conditioned and [...***...]. Seller shall cooperate with Purchaser, at Purchaser’s expense, to facilitate payment of any maintenance fees, costs and expenses for any of the Patents that become due within one hundred eighty (180) days after the Effective Date.
5.5 Third Party Transfers. Seller shall not give its Consent, where such Consent is required by law, contract or otherwise, to (i) the assignment or transfer, in whole or in part, of any rights under the Patents to [...***...] or (ii) any Change in Control in which [...***...] acquires, merges or consolidates with, or otherwise gains Control of any Entity that has a license or non-assertion obligation granted by Seller (or any of its Affiliates) under any of the Patents, including any Entity that is a party to one of Seller’s Existing Licenses . If any such assignment, transfer, or transaction is attempted or made or occurs without Seller’s consent, Seller shall, at Purchaser’s request, to the extent permitted by law or contract, either (a) assign and otherwise transfer to Purchaser all of Seller’s rights and remedies with respect thereto, or (b) if such assignment and transfer to Purchaser cannot be made without a third party’s consent and such consent cannot be obtained, take reasonable measures (including the initiation of Proceedings, if necessary) to prevent such assignment, transfer, or transaction from taking place or, if it is has already taken place, to have it rescinded, declared null, void and ineffective, or otherwise negated from the date it has taken place, or to terminate any rights under the Patents held or controlled by [...***...] as a result of such assignment, transfer, or transaction. For purposes of this Section 5.5, “Consent” means consent, approval, acceptance, or any other form of permission or agreement.

*	Confidential Treatment Requested
Confidential and Proprietary to Purchaser and Seller

SECTION 6
SURVIVAL OF REPRESENTATIONS AND COVENANTS
6.1 Survival of Representations and Covenants
     (a) Except as set forth in Subsection 6.1(c), the representations, warranties, covenants and obligations of each Party to this Agreement shall survive: (i) the execution and delivery of this Agreement and the sale of the Patents to Purchaser; (ii) any subsequent permitted sale or other disposition of any or all of the Patents by Purchaser; and (iii) the dissolution or liquidation of any Party to this Agreement.
     (b) The representations, warranties, covenants and obligations of Seller, and the rights and remedies that may be exercised by Purchaser, shall not be limited or otherwise affected by or as a result of any information furnished to, or any investigation made by or any knowledge of, Purchaser or any of its Representatives.
     (c) Except with respect to any willful misrepresentation or fraud by Seller in connection with this Agreement, in which case all of such applicable representations and warranties in this Agreement shall survive until the fifth annual anniversary of the Effective Date, the representations and warranties set forth in Section 3 and Section 4 shall expire on the third annual anniversary of the Effective Date; provided, however, that if a Claim Notice (as defined in Subsection 6.1(d) below) relating to any material breach or violation of any representation or warranty set forth in Section 3 is given to Seller on or prior to the third annual anniversary of the Effective Date, then, notwithstanding anything to the contrary contained in this Subsection 6.1(c), such representation or warranty shall not so expire, but rather shall remain in full force and effect until each and every claim has been fully and finally resolved, either by means of a written settlement agreement executed on behalf of Seller and Purchaser or by means of a final, non-appealable judgment issued by a court of competent jurisdiction.
     (d) For purposes of this Agreement, a “Claim Notice” relating to a particular representation, warranty or covenant shall be deemed to have been given if a Party, acting in good faith, delivers to the other Party a written notice stating that the notifying Party believes that there is or has been a possible breach or violation of any representations, warranties or covenants of the other Party and containing (i) a brief description of the circumstances supporting the notifying Party’s belief that there is or has been such a possible breach or violation and (ii) a non-binding, preliminary estimate of the aggregate dollar amount of the actual and potential damages that have arisen and may arise as a result of such possible breach or violation (the “Estimated Damages”).
     (e) If Purchaser delivers a Claim Notice to Seller regarding a material breach or violation of any representation or warranty set forth in Section 3 at any time before the last payment of the Purchase Price has been paid in accordance with Section 2.2, then Purchaser will be entitled to withhold [...***...] an amount equal to the Estimated Damages (“Holdback Amount”) until such claim has been fully and finally resolved, either by means of a written settlement agreement executed on behalf of Seller and Purchaser or by means of a final, non-appealable judgment issued by a court of competent jurisdiction. To clarify the Holdback Amount shall not exceed [...***...]. The amount of damages that Purchaser is entitled to receive as a result of the final resolution of such claims is referred to as the “Award Amount.” If the Award Amount is less than the Holdback Amount, Purchaser will be entitled to retain, and shall have no further obligation to pay to Seller the Award Amount, and Purchaser will pay to Seller the difference between the Holdback Amount and the Award Amount

*	Confidential Treatment Requested
Confidential and Proprietary to Purchaser and Seller

promptly after the resolution. If the Award Amount equals or exceeds the Holdback Amount, Purchaser will be entitled to retain, and shall have no further obligation to pay to Seller, the Holdback Amount.
SECTION 7
LIMITATION OF LIABILITY
IN NO EVENT SHALL EITHER PARTY TO THIS AGREEMENT BE LIABLE TO THE OTHER PARTY OR TO ANY THIRD PARTY FOR ANY SPECIAL, INCIDENTAL, INDIRECT OR CONSEQUENTIAL DAMAGES, INCLUDING LOST PROFITS OR LOSS OF REVENUE, SUFFERED OR OTHERWISE INCURRED BY THE OTHER PARTY, EVEN IF INFORMED IN ADVANCE BY THE OTHER PARTY OF THE POSSIBILITY OF SUCH DAMAGES. SELLER’S AGGREGATE AND COLLECTIVE TOTAL MAXIMUM LIABILITY ARISING OUT OF OR RELATED TO THIS AGREEMENT SHALL NOT EXCEED THE [...***...]. PURCHASER’S AGGREGATE AND COLLECTIVE TOTAL MAXIMUM LIABILITY ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL NOT EXCEED THE TOTAL PURCHASE PRICE OWED.
SECTION 8
MISCELLANEOUS PROVISIONS
8.1 Fees and Expenses. Each Party shall be responsible for the payment of its own fees, costs and expenses (including fees of any brokers or counsel hired or otherwise used by such Party) that are incurred or to be incurred in connection with the negotiation, preparation and review of this Agreement, any other Transactional Agreements and all other documents delivered or to be delivered in connection with the Transactions.
8.2 Attorneys’ Fees. If any legal action or other legal proceeding relating to any of the Transactional Agreements, or the enforcement of any provision of any of the Transactional Agreements, is brought by a Party against the other Party to this Agreement, the prevailing Party in any such legal action or other legal proceeding shall be entitled to recover its reasonable attorneys fees, costs and disbursements (in addition to any other relief to which the prevailing Party may be entitled) associated therewith.
8.3 Notices. Any notice or other communication required or permitted to be delivered to either Party under this Agreement shall be in writing and shall be deemed properly delivered, given and received (a) when delivered by hand, or (b) two business days after sent by registered mail, by courier or express delivery service, in each case to the business address set forth beneath the name of such Party below:

If to Seller:	If to Purchaser:

Applied Micro Circuits Corporation	QUALCOMM Incorporated
215 Moffett Park Drive	5775 Morehouse Drive
Sunnyvale, CA 94089	San Diego, CA 92121
Attention: General Counsel	Attention: General Counsel
Facsimile: (408) 542-8601	Facsimile: (858) 658-2503
All notices that are to be delivered by a Party to the other in accordance with preceding terms shall also be faxed to such other Party’s facsimile number specified above. A Party may change its business address and facsimile number above by written notice to the other Party in accordance with the preceding terms.

*	Confidential Treatment Requested
Confidential and Proprietary to Purchaser and Seller

8.4 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement.
8.5 Governing Law; Venue
     (a) This Agreement shall be construed in accordance with, and governed and enforced in all respects by, the laws of the State of California (without giving effect to any principles of conflicts of laws that would result in the application of the laws of a different state).
     (b) Any legal action, suit, claim or other legal proceeding arising out of or relating to this Agreement or the enforcement of any provision of this Agreement shall be brought or otherwise commenced exclusively in a state or federal court of proper jurisdiction located in the county of San Diego, California. Purchaser and Seller hereby consent to the in personam jurisdiction and venue of such courts, and waive all objections they may raise as to jurisdiction, venue and/or service of process for such courts, including, without limitation, any objection as to forum non conveniens.
8.6 Successors and Assigns; Parties in Interest. This Agreement shall be binding upon, and shall inure to the benefit of Seller and Purchaser and their respective successors-in-interest and permitted assigns (if any). Provided that Purchaser guarantees the payment of any remaining portion of the Purchase Price that has not been paid to Seller, Purchaser may assign, without obtaining the consent or approval of Seller, this Agreement or any of its rights under this Agreement, in whole or in part, to any Affiliate of Purchaser (or any successor-in-interest to all or a portion of Purchaser’s Component business) that has agreed in writing to be bound by the terms of this Agreement. Seller may not assign this Agreement, or any of its rights or delegate any of its duties under this Agreement, without first obtaining Purchaser’s prior written consent, except solely as set forth in Section 5 of Schedule 2.5. Any attempted assignment, transfer or delegation made in contravention of this Section 8.6 shall be null, void and ineffective ab initio.
8.7 Remedies Cumulative; Specific Performance. The rights and remedies of the Parties hereto shall be cumulative (and not alternative). Each Party agrees that: (a) in the event of any breach or threatened breach by the other Party of any covenant, obligation, or other provision set forth in this Agreement (including the provisions set forth in Schedule 2.5), the injured Party shall be entitled (in addition to any other remedy that may be available to it) to (i) a decree or order of specific performance or mandamus to enforce the observance and performance of such covenant, obligation or other provision, and (ii) an injunction restraining such breach or threatened breach; and (b) the injured Party shall not be required to provide any bond or other security in connection with any such decree, order or injunction or in connection with any related action or Proceeding.
8.8 Waiver. No failure on the part of any Person to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of any Person in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy, and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. No Person shall be deemed to have waived any claim arising out of this Agreement, or any power, right, privilege or remedy under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such Person; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.
Confidential and Proprietary to Purchaser and Seller

8.9 Amendments. This Agreement may not be amended, modified, altered or supplemented other than by means of a written instrument duly executed and delivered on behalf of Purchaser and Seller.
8.10 Severability. In the event that any provision of this Agreement, or the application of any such provision to any Person or set of circumstances, shall be determined to be invalid, unlawful, void or unenforceable to any extent, the remainder of this Agreement, and the application of such provision to Persons or circumstances other than those as to which it is determined to be invalid, unlawful, void or unenforceable, shall not be impaired or otherwise affected and shall continue to be valid and enforceable to the fullest extent permitted by law.
8.11 No Joint Venture. The relationship between Seller and Purchaser is solely is that of independent contractors. Nothing in this Agreement or any of the Transaction Documents shall be construed to create any relationship of agency, partnership, joint venture, employment, or franchise between the parties. No authority or right is granted to any Party to assume or create any obligation or responsibility, express or implied, on behalf of or in the name of any other party.
8.12 Entire Agreement. This Agreement and the other Transactional Agreements set forth the entire understanding of the Parties relating to the subject matter thereof and supersede all prior agreements and understandings between the Parties relating to the subject matter thereof.
     IN WITNESS WHEREOF, each Party to this Agreement has caused this Agreement to be executed by its duly authorized representatives and delivered to the other Party hereto to become effective as of the date first above written.

QUALCOMM Incorporated		Applied Micro Circuits Corporation

By:	/s/ David Wise	By:	/s/ Robert G. Gargus

Printed Name: David Wise		Printed Name: Robert G. Gargus

Title: Senior Vice President		Title: CFO

Date: 7/9/08		Date: 7/9/08
Confidential and Proprietary to Purchaser and Seller

Schedule 1.1(A)
Instrument of Assignment
ASSIGNMENT OF PATENTS AND PATENT APPLICATIONS
     WHEREAS, Applied Micro Circuits Corporation, a corporation organized under the laws of Delaware, is the owner of certain patents and patent applications, as more particularly described on Attachment 1 and Attachment 2, respectively, hereto; and
     WHEREAS, Applied Micro Circuits Corporation has agreed to assign all of its right, title and interest in and to such patents and patent applications listed on Attachment 1 and Attachment 2, respectively, attached hereto and all reissues, reexaminations, extensions, divisions, continuations, continuations-in-part and foreign counterparts of such patents and patent applications arising from or related thereto, to QUALCOMM Incorporated, a corporation organized under the laws of Delaware, pursuant to a certain Patent Purchase Agreement of even date herewith and further evidence such assignment in this Assignment.
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged:
     Applied Micro Circuits Corporation hereby sells, assigns, transfers and conveys to QUALCOMM Incorporated, and its successors and assigns, all right, title, and interest in and to each of the patents and patent applications listed on Attachment 1 and Attachment 2, respectively, attached hereto and all reissues, reexaminations, extensions, divisions, continuations, continuations-in-part and foreign counterparts of such patents and patent applications arising from or related thereto.
     This sale, assignment, transfer and conveyance to QUALCOMM Incorporated, and its successors and assigns, is made subject to certain nonexclusive retained rights in favor of Applied Micro Circuits Corporation and certain pre-existing nonexclusive patent licenses granted by Applied Micro Circuits Corporation for the patents and patent applications listed on Attachment 1 and Attachment 2, respectively, attached hereto and all reissues, reexaminations, extensions, divisions, continuations, continuations-in-part and foreign counterparts of such patents and patent applications arising from or related thereto, all as are set forth in that certain Patent Purchase Agreement by and between QUALCOMM Incorporated and Applied Micro Circuits Corporation effective as of July 11, 2008 (the “Agreement”). As to such nonexclusive retained rights, Applied Micro Circuits Corporation hereby acknowledges and agrees that, on and after this sale, assignment, transfer and conveyance, Applied Micro Circuits Corporation shall not retain any right under such patents and patent applications listed on Attachment 1 and Attachment 2, respectively, attached hereto and all reissues, reexaminations, extensions, divisions, continuations, continuations-in-part and foreign counterparts of such patents and patent applications arising from or related thereto: (i) to commence or prosecute any patent infringement litigation (including, but not limited to, any past claim of infringement) or procedure for resolution of a controversy (or to indicate or convey, either expressly, by implication or otherwise, any intention to do so), whether arising or created by any claim, counterclaim or otherwise (as determined in the broadest sense and in whatever form), and whether administrative, judicial, arbitral or otherwise, including, but not limited to, any proceeding before the U.S. International Trade Commission or in any jurisdiction throughout the world; or (ii) to exclude others (including, but not limited to, QUALCOMM Incorporated) from making, having made, selling, offering to sell, using, importing or otherwise disposing of any products or services, or from practicing or having practiced any of the inventions claimed therein.
Confidential and Proprietary to Purchaser and Seller

     This sale, assignment, transfer and conveyance to QUALCOMM Incorporated, and its successors and assigns, also includes, without limitation, the right to enforce, assert and sue for past, present and future infringement on each of the foregoing items, including without limitation the right to seek injunctive relief, and the right to recover and collect for past, present and future damages with respect thereto.
     IN WITNESS WHEREOF, the undersigned has caused this Assignment of Patents and Patent Applications to be executed on
July 11, 2008.

Applied Micro Circuits Corporation

By:	/s/ Cynthia J. Moreland

Name:	Cynthia J. Moreland
Title:	VP, General Counsel
Confidential and Proprietary to Purchaser and Seller

Attachment 1
List of Patents

No.	Patent No.	Issue Date	Filing Date	Description
1.	[...***...]	[...***...]	[...***...]	[...***...]
2.	[...***...]	[...***...]	[...***...]	[...***...]
3.	[...***...]	[...***...]	[...***...]	[...***...]
4.	[...***...]	[...***...]	[...***...]	[...***...]
5.	[...***...]	[...***...]	[...***...]	[...***...]
6.	[...***...]	[...***...]	[...***...]	[...***...]
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No.	Patent No.	Issue Date	Filing Date	Description
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No.	Patent No.	Issue Date	Filing Date	Description
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No.	Patent No.	Issue Date	Filing Date	Description
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No.	Patent No.	Issue Date	Filing Date	Description
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Attachment 2
List of Patent Applications

No.	Publication No.	Description	Application Date
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*	Confidential Treatment Requested
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Schedule 1.1(B)
[...***...]

*	Confidential Treatment Requested
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Schedule 2.1(A)
List of Patents

No.	Patent No.	Issue Date	Filing Date	Description
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No.	Patent No.	Issue Date	Filing Date	Description
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No.	Patent No.	Issue Date	Filing Date	Description
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No.	Patent No.	Issue Date	Filing Date	Description
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No.	Patent No.	Issue Date	Filing Date	Description
87.	[...***...]	[...***...]	[...***...]	[...***...]
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No.	Patent No.	Issue Date	Filing Date	Description
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No.	Patent No.	Issue Date	Filing Date	Description
132.	[...***...]			[...***...]
133	[...***...]			[...***...]
134	[...***...]		[...***...]	[...***...]

*	Confidential Treatment Requested
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Schedule 2.1(B)
Patent Applications

No.	Publication No.	Description	Application Date
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*	Confidential Treatment Requested
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Schedule 2.5
Retained Rights
1. HEADINGS AND DEFINITIONS. All headings used in this Schedule 2.5 are inserted for convenience only and are not intended to affect the meaning or interpretation of this schedule or any clause. Reference to “third party” or “third parties” in this schedule shall not mean Purchaser, Seller or any of their respective Affiliates. For the purpose of this schedule, the following definitions shall apply and, unless otherwise defined in this schedule, all capitalized terms used in this schedule shall have the same meanings ascribed to them in the Agreement. As used herein, “Agreement” means the Patent Purchase Agreement entered into by and between Seller and Purchaser to which this schedule is attached.
     “Affiliate” of a Person means any other Person that, at any time, directly or indirectly, is in Control of, is Controlled by or is under common Control with the first Person, but only as long as such Control exists.
     “Assert” and its derivatives, including “Assertion,” “Asserts” and “Asserted”, means to commence or prosecute any patent infringement litigation (including any past claim of infringement) or procedure for the resolution of any controversy (or to indicate or convey, either expressly, by implication or otherwise, any intention to do so), whether arising or created by any claim, counterclaim or otherwise (as determined in the broadest sense and in whatever form whatsoever), and whether administrative, judicial, arbitral or otherwise, including without limitation, any proceeding before the United States International Trade Commission (“ITC”) or jurisdiction throughout the world.
     “Change in Control” of an Entity means any transaction or series of related transactions in which: (i) any Person becomes the “beneficial owner” (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of securities of such Entity representing more than fifty percent (50%) of the combined voting power of such Entity’s then-outstanding securities; (ii) there is consummated a merger or similar transaction involving such Entity and, immediately after the consummation of such transaction, the stockholders of such Entity immediately prior to the consummation of such transaction do not “beneficially own” (within the meaning of Rule 13d-3 of the Exchange Act) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving Entity (or the parent of such surviving Entity) in such transaction; or (iii) there is consummated a sale of all or substantially all of the assets of such Entity.
     “Component” means an application specific integrated circuit (ASIC), a multi-chip module, electronic device, an integrated circuit, a circuit board, a system in package (SiP), a system on a chip (SoC), firmware on any of the foregoing, and software accompanying or associated with any of the foregoing.
     “Contract” means any written, oral, implied-in-fact or other agreement, contract, understanding, arrangement, instrument, note, guaranty, indemnity, representation, warranty, deed, assignment, power of attorney, certificate, purchase order, work order, insurance policy, benefit plan, commitment, covenant, assurance or undertaking of any nature.
     “Control” of a Person means direct or indirect ownership of more than fifty percent (50%) of the outstanding shares or securities representing the right to vote the election of directors or other governing authority of such Person, and the terms “controlling” and “controlled” have meanings correlative to the foregoing.
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     “Customer” means any third party that is not [...***...] and to whom Seller distributes any Future Product, pursuant to a Contract that is executed by Seller and the third party in good faith for a legitimate business purpose and not, in any case, for the primary purpose of giving the third party any rights under the Patents.
     “Effective Date” means the date of execution of this Agreement by Seller and Purchaser. If Seller and Purchaser do not execute this Agreement on the same day, the Effective Date will be the date of execution by the last Party to execute this Agreement.
     “Entity” means any corporation (including any non-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, cooperative, foundation, society, political party, union, company (including any limited liability company or joint stock company), firm or other enterprise, association, organization or entity.
     “Existing Product” means a Component of Seller or its Affiliates that has been released to Seller’s or Seller’s Affiliates’ mask-making facilities prior to the Effective Date and those derivatives of such Component which incorporate only minor enhancements made thereto, the manufacture, use, or sale of which would (without a valid license or other grant of rights from Purchaser or the proper exercise of the Retained Rights by Seller) infringe any Patent. Upon request by Purchaser, Seller shall confirm promptly in writing to Purchaser as to whether a Component is an Existing Product of Seller or any of its Affiliates for the purpose of this Agreement.
     “Future Product” means:
          (i) any Component that meets all of the following requirements: (x) it is developed by or for Seller or its Affiliates based on a design (A) owned by and created by or for Seller or its Affiliates or (B) jointly owned and created by Seller or its Affiliates with a third party (other than [...***...]) (y) it does not incorporate or contain, in whole or in part, any Component which is primarily or entirely developed by or for, designed by or for, or otherwise obtained from [...***...] and which would (without a valid license or other grant of rights from Purchaser or the proper exercise of the Retained Rights by Seller) directly or indirectly infringe any of the Patents; and (z) it does not, to Seller’s and each of Seller’s Affiliates’ knowledge, incorporate or contain, in whole or in part, any Supplier Items; or
          (ii) any finished and complete application specific integrated circuit or circuit board that meets all of the following requirements: (w) it is developed by one or more third parties (other than [...***...]) based exclusively on a design of such one or more third parties (other than [...***...]), (x) it is marketed, resold and distributed on a stand-alone basis by Seller or its Affiliates to a Customer under a brand of Seller or its Affiliates; (y) it does not incorporate or contain, in whole or in part, any Supplier Items; and (z) it complements product portfolio of Seller or its Affiliates and the decision of Seller or its Affiliates to market, resell, and distribute such application specific integrated circuit or circuit board is based on a legitimate business purpose, and not to assist any third party in engaging in any patent laundering activities as described in Section 6 of this Schedule 2.5.
If, at any time, Seller’s or any of Seller’s Affiliates becomes aware that a Component described in Subsection (i) of the definition of “Future Product” either incorporates or contains any Supplier Items,

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then such specific Component shall not be deemed to be a “Future Product,” solely for the purpose of Subsection (i)(z) of the definition of “Future Product” with respect to such specific Supplier Items, until after the expiration of a twenty (20)-month period after Seller or any of Seller’s Affiliates first becomes aware of any such fact. Upon request by Purchaser, Seller shall provide promptly to Purchaser a description of all Supplier Items included in any Future Product which Seller or any of its Affiliates becomes aware of, together with all relevant information as to which individuals became aware of, and when they became aware of, each of such Supplier Items.
Notwithstanding the foregoing, the term “Future Product” shall exclude any Existing Product.
     “Party” individually means Seller or Purchaser, and the term “Parties” collectively means Seller and Purchaser.
     “Pass-Through Rights” means those implied license and patent exhaustion rights that a purchaser of a product has (with respect to such product) as a matter of law under patents as a result of the sale or license of such product to such purchaser. Any reference in this Agreement to a “license” shall not include Pass-Through Rights, except as provided in this Schedule 2.5.
     “Patent” or “Patents” shall have the meaning specified in Section 2.1 of the main body of the Agreement.
     “Person” means any individual, Entity or Governmental Body.
     “Purchaser” means QUALCOMM Incorporated, a Delaware corporation.
     [...***...]
     “Retained Rights” shall have the meaning set out in Section 2.5 of the main body of this Agreement.
     “Seller” means Applied Micro Circuits Corporation, a Delaware corporation.
     “Supplier Items” means any materials (including software, algorithm, code or other technology) developed by or for, designed by or for, licensed by or otherwise obtained from [...***...] and which would (without a valid license or other grant of rights from Purchaser or the proper exercise of the Retained Rights by Seller) directly or indirectly infringe any of the Patents.

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2. RETAINED RIGHTS; RESTRICTIONS
     2.1 Retained Rights. [...***...]

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[...***...]

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[...***...]

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[...***...]

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[...***...]

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Schedule 3.2
List of Jointly Owned Patents
[...***...]

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Schedule 3.9
List of Standards Organizations
Optical Internetworking Forum (“OIF”)
IEEE
ATM Forum
ITU-T
Metro Ethernet Forum
Ethernet Alliance
Full Service Access Networks (“FSAN”)
Network Processor Forum (“NPF”)
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Schedule 5.3
Form of 8-K
A Current Report on Form 8-K in substantially the following form:
Item 1.01. Entry into a Material Definitive Agreement.
On July ___, 2008, Applied Micro Circuits Corporation (“AMCC”) entered into a patent purchase agreement (the “Patent Purchase Agreement”) with QUALCOMM Incorporated (“Qualcomm”). Pursuant to the agreement, AMCC has agreed to sell to Qualcomm a series of AMCC’s patents, patent applications and associated rights related to certain AMCC technologies (collectively, the “Assigned Patent Rights”) in consideration for an aggregate purchase price of $33 million. The purchase price will be paid by Qualcomm over the next three years.
Under the Patent Purchase Agreement, AMCC and its affiliates have retained a worldwide and non-exclusive right to manufacture and sell existing AMCC products that utilize technology covered by the patents.
The Patent Purchase Agreement includes customary representations, warranties and covenants by AMCC. Prior to the due date of the final purchase price payment, Qualcomm is permitted to withhold a portion of the total purchase price from its payment in the event of a breach by AMCC of the representations or warranties that have been made by AMCC under the Patent Purchase Agreement.
Item 8.01 Other Events.
AMCC intends to provide non-confidential details regarding the Patent Purchase Agreement in its regularly scheduled conference call to announce its unaudited financial results for the quarter ended June 30, 2008.
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